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

                                                                                                                 EXHIBIT 5.3
------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                          )                  DEBTOR IN POSSESSION OPERATING REPORT
                                                                )
                                            Wahlco, Inc.        )   REPORT NUMBER  4                        Page 1 of 3
                                                                )                     FOR THE PERIOD FROM    1-Mar-00
                                                         DEBTOR )                                      TO:  31-Mar-00
                                                                )-------------------------------------------------------------------
--------------------------------------------------------------
CHAPTER 11 CASE NO. SA99-22772-JR                               )
--------------------------------------------------------------
1.  Profit and Loss Statement
A.  Related to Business Operations:
      Gross Sales
                                                                     ----------------
      Less Sales Returns and Discounts
                                                                     ----------------
         Net Sales
                                                                                         ---------------
      Less:  Cost of Goods Sold
         Beginning Inventory at Cost
                                                                     ----------------
         Add:  Purchases
                                                                     ----------------
         Less: Ending Inventory at Cost
                                                                     ----------------
           Cost of Goods Sold
                                                                                         ---------------
      Gross Profit
                                                                                                             ---------------
      Other Operating Revenue (Specify)
                                                                                                             ---------------
Less: Operating Expenses                                                                 SEE ATTACHED
      Officer Compensation
                                                                     ----------------
      Salaries & Wages - Other Employees
                                                                     ----------------
         Total Salaries & Wages
                                                                                         ----------------
         Employee Benefits
                                                                                         ----------------
      Payroll Taxes
                                                                     ----------------
      Real Estate Taxes
                                                                     ----------------
      Federal and State Income Taxes
                                                                     ----------------
         Total Taxes
                                                                                         ----------------
      Rent and Lease Exp. (Real and Personal Property)
                                                                     ----------------
      Interest Expense (Mortgage, Loan, etc.)
                                                                     ----------------
      Insurance
                                                                     ----------------
      Automobile Expense
                                                                     ----------------
      Utilities (Gas, Electric, Water, Telephone, etc.)
                                                                     ----------------
      Depreciation and Amortization
                                                                     ----------------
      Repairs and Maintenance
                                                                     ----------------
      Advertising
                                                                     ----------------
      Supplies, Office Expenses, Photocopies, etc.
                                                                     ----------------
      Bad Debts
                                                                     ----------------
      Miscellaneous Operating Expenses (Specify)
                                                                     ----------------
         Total Operating Expenses
                                                                                         ----------------
      Net Gain/(Loss) from Business Operations
                                                                                                             ----------------
B.  Not Related to Business Operations
                                                                                                             ----------------
    Income:
       Interest Income
                                                                                         ----------------
       Other Non-Operating Revenues (Specify)
                                                                                         ----------------
       Gross Proceeds on Sale of Assets
                                                                     ----------------
       Less:  Original Cost of Assets plus Expenses of Sale
                                                                     ----------------
         Net Gain/(Loss) on Sale of Assets
                                                                                         ----------------
       Total Non-Operating Income
                                                                                                             ----------------
    Expenses Not Related to Business Operations:
       Legal and Professional Fees
                                                                                         ----------------
       Other Non-Operating Revenues (Specify)
                                                                                         ----------------
         Total Non-Operating Expenses
                                                                                                             ----------------
    NET INCOME /(LOSS) FOR PERIOD
                                                                                                             ================
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                        OPERATING REPORT                                                     UST-4
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
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Wahlco, Inc.
Income Statement


                                                       3/01/00 to
                                                        3/31/00 **
------------------------------------------------------------------
Revenue
   Contract Revenue - FGC                                 900,136
   Contract Revenue - DeNox/U2A                            19,080
   Contract Revenue - HTC                                 276,401
   Test Service Fees                                       10,000
   FGC Service Contracts                                        -
------------------------------------------------------------------
Total Revenue                                            1,205,617
------------------------------------------------------------------
Cost of Revenue
    Cost Of Contract Revenue - FGC                         581,512
    Cost Of Contract Revenue - DeNox/U2A                    14,514
    Cost Of Contract Revenue - HTC                          88,007
    Cost Of Test Service Fees                               15,001
    Cost Of FGC Service Contracts                            8,345
    Applied Overhead - FGC                                       -
    Warranty                                                     -
------------------------------------------------------------------
Total Cost of Revenue                                      707,379
------------------------------------------------------------------

------------------------------------------------------------------
Gross Margin                                               498,238
------------------------------------------------------------------

------------------------------------------------------------------
Gross Margin Percent                                         41.33%
------------------------------------------------------------------

Selling General and Administrative Expenses
    Salaries & Wages                                       133,897
    Payroll Taxes                                           19,884
    Employee Benefits                                       17,774
    Interco-Salary Allocation                                    -
    Sales Commission Expense                                34,801
    Rent                                                    18,724
    Repairs & Maintenance                                   34,406
    Telephone                                                1,087
    Utilities                                                6,165
    Taxes & Licenses                                         6,313
    General Insurance                                            -
    Depreciation                                             6,089
    Bank Charges/Security/Contributions                      8,793
    Supplies                                                11,927
    Reproduction & Copying                                     462
    Equipment Rental                                           855
    Small Tools                                                959
    Postage                                                    452
    Dues & Subscriptions                                       (51)

    Freight                                                   (656)
    Sales Promotion                                              -
    Advertising                                                  -
    Business Meetings & Conferences                             65
    Trade Shows                                                  -
    Business Promotion                                           -
    Travel/Auto/Lodging                                      6,870
    Meals & Entertainment                                      842
    Legal                                                        -
    Total Sales Promotion                                      (15)
    Audit & Accounting Services                                100
    Computer Services                                        5,597
    Temporary Services                                      14,878
    Management Fees                                              -
    Other Consultant Fees                                   20,686
    Loss on Commission Advance                                   -
    Overhead Applied - Engr Dept                           (56,721)
    Overhead Applied - Manuf Dept                         (109,741)
    Overhead Applied - Field Dept                          (14,272)
    Overhead Applied - Q.C. Dept                                 -
    Overhead Applied - Contracts                                 -
    Other Income & Expense                                       -
    Interest And Dividend Income                                 -
    Research And Development                                     -
    Bad Debt Expense                                             -
    Gain Or Loss On Sale Of Assets                               -
    Other                                                    6,297
------------------------------------------------------------------
Total Selling, General & Administrative Expenses           176,467
------------------------------------------------------------------

------------------------------------------------------------------
Operating Income (Loss)                                    321,771
------------------------------------------------------------------

Other (Income) Expenses
    Interest Expense                                           511
    Amortization - Intangibles                               9,167
------------------------------------------------------------------
Total Other (Income)Expenses                                 9,678
------------------------------------------------------------------
                             Income Taxes
                             ------------
    Income Taxes                                                 -
    Tax Provision - Current                                      -
    Tax Provision - Deferred                                     -
    Federal Tax Provision - Deferred                             -

Total Income Taxes                                               -

------------------------------------------------------------------
Net Income (Loss) - note 1                                 312,093
------------------------------------------------------------------

Note 1 - This statement has not been adjusted to reflect the appropriate allocation of

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corporate expenses (including restructuring charges).

Due to the 1999 financial results not being finalized by our independent auditors the above data is subject to change.


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--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 4
--------------------------------------------------------------------------------
              Wahlco, Inc., Debtor         Case No. SA99-22772-JR

                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 -------------------------------------------
                                                 Accounts Payable        Accounts Receivable
                                                 -------------------------------------------
Current               Under 30 days                 $347,775.78            $  553,041.24
Overdue                31 - 60 days                  366,239.34             1,285,224.70
Overdue                61 - 90 days                      298.60               790,885.23
Overdue                91 - 120 days                        -                 657,275.51
Overdue               121 + days                            -                 335,001.55
Total                                               $714,313.72            $3,621,428.23
                                                 -------------------------------------------

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------
                                                                                              Post-Petition
                              Frequency of                                                   Payments Not Made
                              Payments per        Amount of                                ---------------------
Creditor/Lessor              Lease/Contract      Each Payment     Next Payment Due         Number        Amount
----------------------------------------------------------------------------------------------------------------
Wexford Management                               Payments have been suspended due to Chapter 11 filing
Hewlett Packard              Monthly             $ 2,680.00              4/1/00               2        $5,360.00
South County Prop            Monthly              48,724.00              4/1/00               0
Xerox Corp                   Monthly                 442.00              4/1/00               2           884.00
Xerox Corp                   Monthly                 352.00              4/1/00               1           352.00
Xerox Corp                   Monthly                 991.00              4/1/00               3         2,973.00
Xerox Corp                   Monthly                  92.50              4/1/00               2           185.00
----------------------------------------------------------------------------------------------------------------

4. Tax Liability:

            Gross Payroll Expense For Period               292,349

            Gross Sales for Period Subject to Sales Tax      1,600  estimated

                                             ----------------------------------------------------------------------------
                                                                                                      Post Petition Taxes
                                                 Date Paid                     Amount Paid *              Still Owing
                                             ----------------------------------------------------------------------------
Federal Payroll and Withholding Taxes        various (see below **)            $86,492.80              $       -
State Payroll and Withholding Taxes          various (see below **)             14,110.10                      -
State Sales and Use Tax                                                                                 500 estimated
Real Property Taxes                                                                                            -
                                            -----------------------------------------------------------------------------

        * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

       ** State and federal payroll/withholding taxes are paid by a payroll service provider. At the end of the month we accrue for payroll which has not yet been paid. This accrual is included as part of the above gross payroll expense total. We do not show any post petition taxes still owing on these accruals as the taxes will not be due until the payroll is actually paid. This accrued payroll was dated and paid on 4/12/00

5. Insurance Coverage

                                      -------------------------------------------------------------------------------------
                                                Carrier/                      Amount of         Policy         Premium Paid
                                                 Agent                        Coverage         Exp. Date        Thru Date
                                      -------------------------------------------------------------------------------------
Worker's Compensation
Liability                             See attached for Insurance Coverage
Fire and Extended Coverage
Property
Theft
Life (Beneficiary:________________)
Vehicle
Other
                                      -------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 4
--------------------------------------------------------------------------------
              Wahlco, Inc., Debtor         Case No. SA99-22772-JR
                                                                     Page 3 of 3

6.  Questions:

    A. Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
         _____ :  Yes   Explain:
                                _____________________________________________
         __X__ :  No

    B. Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
         _____ :  Yes   Explain:
                                _____________________________________________
         __X__ :  No


7.  Statement of Unpaid Professional Fees (Post-Petition Only):
                 ------------------------------------------------------------
                                              Type      Post-Petition
                   Name of Professional   Professional  Unpaid Total
                 ------------------------------------------------------------

                 See the Thermatrix Inc. report for detail

                 ------------------------------------------------------------


8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:










9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)


-------------------------------------------------------------------------------------------------------
                     Quarterly
  Quarterly        Disbursements  Quarterly                                               Quarterly
Period Ending       for Quarter      Fee       Date Paid    Amount Paid    Check No.    Fee Still Owing
-------------------------------------------------------------------------------------------------------
3/31/00          $2,309,553.00    $7,500.00                                                $7,500.00

-------------------------------------------------------------------------------------------------------



I, Daniel Tedone, President, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report, which is subject to further review and verification, is true and complete to the best of my knowledge.

Dated: 4/17/00                Signed: /s/ Daniel S. Tedone
       -------                        --------------------